Digital Angel Corporation

Investor Update Call

June 8, 2011

OTC Bulletin Board: DIGA

Safe Harbor

This document contains forward-looking statements. Forward-looking statements are those that are not historical in nature, particularly those that use terminology such as may, could, will, should, likely, expects, intends, anticipates, contemplates, estimates, believes, plans, projected, predicts, potential or continue or the negative of these or similar terms. The statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements regarding our expectations, beliefs, intentions or strategies regarding the future. Forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, but are not limited to, the following important factors with respect to us: expected closing and timing of the closing of the Destron Fearing Transaction; expected cash to be received from the Destron Fearing Transaction and cash to be disbursed to settle our obligations and liabilities, both known and unknown; the amount of costs, fees and expenses related to the Destron Fearing Transaction and interim operations prior to the closing of the Destron Fearing Transaction; the satisfaction of conditions to complete the Destron Fearing Transaction; expected closing , timing and amount of cash to be received from the Sarbe transaction, timing and amount of an initial and a second special cash dividend; possible or assumed future results of operations; future revenue and earnings; future expectations regarding the completion of the PELS contract with the MOD and the sale of the remaining business; the uncertainty of general business and economic conditions; the impact of competition, both expected and unexpected; adverse developments, outcomes and expenses in legal proceedings; and other risk factors as further described in this presentation, or in the Company's Form 10-K under the caption "Risk Factors" filed with the Securities and Exchange Commission (SEC) on March 31, 2011 and subsequent filings with the SEC.

Forward-looking statements are only predictions as of the date they are made and are not guarantees of performance. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. Readers are cautioned not to place undue reliance on forward-looking statements. The forward-looking events discussed in this presentation and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us, including, without limitation, those discussed elsewhere in this presentation and the risks discussed in our SEC filings. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we are not obligated to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation and in other statements made from time to time by us or our representatives might not occur.

Conference Call Agenda

- Corporate Update
- SARBE Divestiture / PELS Contract
- Destron Fearing Divestiture
- Financial Information
- Special Stockholders Meeting

Corporate Update

May 6, 2011: Digital Angel entered into a definitive agreement to sell its animal identification business, Destron Fearing Corporation, to Allflex, for a purchase price of $25 million* (Referred to as the Destron Fearing Transaction)

May 26, 2011: Definitive proxy statement describing the terms of the proposed Destron Fearing Transaction was filed with the SEC

May 31, 2011: Mailing of definitive proxy statement to all stockholders commenced

May 31, 2011: Digital Angel entered into a definitive agreement to sell the SARBE unit of Signature Industries Ltd., to Orolia, for approximately $2.4 million in cash* (Signature will retain the PELS contract with the UK Ministry of Defense)

June 6, 2011: PELS contract amendment signed by Digital Angel subsidiary, Signature Industries, Ltd, and the UK Ministry of Defense

July 14, 2011: Stockholder Meeting to approve Destron Fearing Transaction

* Less adjustments

SARBE Divestiture / PELS Contract

On May 31, 2011, Digital Angel entered into a definitive agreement to sell the SARBE unit of Signature Industries Ltd. to France-based buyer, The Orolia Group

About the proposed transaction

- UK based business to be sold for approximately $2.4 million in cash*
- Transaction structured as a debt-free sale of assets
- The proposed transaction **does not** include the PELS (Personal Emergency Locator System) contract with the UK Ministry of Defense, which has a gross value of approximately $7 million
- In connection with the transaction, Signature and Orolia will enter into a Management Services Agreement and a Transition Services Agreement

About the purchaser

- The Orolia Group, which also purchased McMurdo U.K. from Signature Industries Ltd. in 2009, is a high-tech firm specializing in positioning, navigation and timing products.
- The buyer, under the terms of the Management Services Agreement, has agreed to provide resources to help manage the production phase of the PELS contract and may be eligible for a success fee
- The Orolia Group brings a significant number of resources to carry out the Management Services Agreement, including: program and operational management, procurement and IT support, as well as financial strength

*** Less adjustments**

SARBE Divestiture / PELS Contract (Cont'd)

SARBE Divestiture

- Closing to take place upon satisfaction of closing conditions, targeted to be the middle of June 2011
- Signature Industries Ltd. (a Digital Angel Subsidiary) will retain the PELS contract
- The Orolia Group's corporate & financial stability is expected to provide Signature Industries Ltd. with significant assistance in the production phase of the PELS contract

PELS Contract Update

On June 6, 2011, Signature Industries Ltd. signed a contract extension with MOD

- Expected to be the final amendment
- Field trials scheduled for July 2011
- Production phase of contract presently expected to commence in Q4 2011
- Production phase of contract expected to be completed in 2nd half of 2012

Destron Fearing Divestiture

Destron Fearing™

On May 6, 2011, Digital Angel entered into a definitive agreement to sell Destron Fearing to Allflex for a purchase price of $25 million*

<u>About the Sales Process</u>

- October 2010, the Board of Directors retained AgriCapital Corporation, an investment bank, to evaluate and advise the Company on available strategic alternatives

- Over the course of eight months, numerous scenarios were explored with possible strategic partners by AgriCapital including:
    - Merger opportunities for the whole company
    - Major investments by new investors
    - Sales of assets (entire corporation)
    - Sales of assets (separately)

- The information memorandum was reviewed by 30 companies or organizations and six submitted formal proposals

DIGA Digital Angel

*** Less adjustments**

Destron Fearing Divestiture (cont'd)

At the end of the analysis period, the Digital Angel Board of Directors and its advisors determined that selling off the individual pieces of the company offered the best way to maximize the overall value for stockholders.

After a competitive bidding process, an offer from Allflex for Destron Fearing was deemed superior and accepted:

- Allflex's offer provided the highest amount of cash without a financing contingency
- Allflex's offer required the least amount of escrow to be withheld
- The offer had fewer contingencies than other alternatives and offered maximum assurance of liquidity
- As a private company there is no stockholder approval risk with Allflex
- A termination penalty exists if Allflex "walks away" under certain circumstances

Digital Angel Financial Information

DIGITAL ANGEL - CASH FLOW/ POTENTIAL DIVIDEND ANALYSIS SUMMARY

Estimated cash on hand (excludes Destron Fearing cash included in sale)			$0.1M
Estimated net proceeds from sale of Destron Fearing (see slide 10)			$13.6M
Estimated net cash from Signature businesses (see slide 11)			$3.0M to $3.8M
Estimated costs of corporate overhead & existing liabilities (see slide 12)			$(5.9)M
Estimated net cash available for dividends			$10.8 M to $11.6M
	Shares O/S	**Per Share**	
Projected first dividend payment	30M	$0.20	$6M
Projected second dividend payment	30M	$0.16 to $0.19	$4.8M to $5.6M

Digital Angel

Digital Angel Financial Information (cont'd)

ESTIMATED NET PROCEEDS - SALE OF DESTRON FEARING

Estimated Net Proceeds from Sale of Destron Fearing:		**(In Millions)**
Sales price for sale to Allflex	$	25.0
Destron Fearing estimated debt to be assumed by Allflex or repaid		(4.9)
Destron Fearing estimated working capital reduction		(0.8)
Repayment in full of Hillair debentures and warrants (per legal contract)		(3.0)
Redemption in full of Iroquois/Alpha warrants (per legal contract)		(0.4)
Change of control/3 year non-compete payment (per legal contract)		(1.0)
Transaction expenses		
(banker $625K, Legal $175K, Acct / Proxy Related $200K)		(1.0)
Net cash from sale after transaction related payments	$	13.9
Possible CEO severance payment (in 2013, if not employed) **up to**		(0.3)
Net cash from sale if 2013 CEO severance payment is required	$	13.6

Digital Angel Financial Information (cont'd)

ESTIMATED PROCEEDS FROM SIGNATURE INDUSTRIES LIMITED

	(In Millions)
Estimated Range of Net Proceeds from Signature Businesses:	
Estimated net cash from PELS operations Note 1	$ 4.0
Estimated net cash from Signature Communications operations	1.3
Estimated costs for central svcs.	
Payroll related	(0.9)
Building costs	(1.0)
Insurance, audit and legal	(0.8)
Other	(1.2)
Total net cash from Signature operations	1.4
Estimated cash from sales of businesses Note 2	3.7 to 4.5
Estimated factoring line repayments (in full)	(0.6)
Estimated wind down costs Note 3	(1.5)
Estimated cash to be provided by Signature	**$3.0 to $3.8**

Note 1. Net of material, direct labor costs and payments to Orolia

Note 2. Depends on valuation and eventual sale of Signature Communications division

Note 3. Includes building related costs, severance and stay bonuses for Signature corporate staff, etc.

Digital Angel Financial Information (cont'd)

DIGITAL ANGEL CORPORATE

	(In Millions)
Estimated Corporate Related Expenditures:	
Existing accounts payable	$ (1.1)
Existing severance accruals (for COO, CFO & general counsel)	(0.6)
Unpaid bonuses from 2008 to 2010 Note 1	(1.2)
Vasa lawsuit	(0.3)
Other accruals	(0.3)
Total existing liabilities	(3.5)
Estimated Operating expenses for 18 months:	
Payroll related	(0.9)
Legal and accounting	(0.4)
Insurance	(0.6)
Other public company costs (director fees, EDGAR, proxy mailings, etc.)	(0.3)
Other	(0.2)
Estimated Corporate cash expenditures	$ (5.9)

Note 1. Seven Digital Angel executives and managers agreed to postpone payment of bonuses earned from 2008-2010, for achieving various objectives, including financial metrics, divestitures, fund raising, settling legal disputes, debt restructurings and paybacks, and achieving significant overhead reductions/consolidations.

Special Stockholders Meeting – July 14, 2011

- Proxy materials have been filed with the SEC and sent to stockholders
- If you have not received these materials or have questions please contact:

  our proxy solicitor, Innisfree M&A Incorporated, toll-free, at **1-888-750-5834**
- Stockholders may vote using the proxy card

If the necessary stockholder vote is received:

- Once all closing conditions are met, we will sell our Destron Fearing stock to Allflex
- Subject to compliance with Delaware law, Digital Angel intends to fund an initial, special cash dividend ranging from $0.15 to $0.20 per share in Q3 2011, with a second dividend estimated up to $0.19 to follow upon the wind down of Signature Industries & return of funds held in escrow (estimated to be Jan. 2013)
- Digital Angel remains a public company and operates Signature as our remaining business
- Future focus will be to maximize the value of the remaining assets of Signature by completing the PELS contract and getting best possible value for Signature Communications while minimizing cost structure
- Alternative merger opportunities or sale of Digital Angel will be explored during its wind down period

If the proposed transaction does not receive stockholder approval:

- Failure to complete the Destron Fearing transaction may substantially limit our ability to operate
- We would try to obtain additional capital and liquidity but may not be successful
- It is highly likely Digital Angel would find it necessary to file for bankruptcy

DIGA Digital Angel